THE 2023 ETF SERIES TRUST II
GMO Systematic Investment Grade Credit ETF
Supplement dated May 22, 2025 to the
Summary Prospectus, dated October 28, 2024
The section appearing on page 6 of the Summary Prospectus captioned “Investment Adviser” is replaced in its entirety with the following:
Investment Adviser
Grantham, Mayo, Van Otterloo & Co. LLC serves as the investment adviser to the Fund.
Investment Team and Senior Members of GMO jointly and primarily responsible for portfolio management of the Fund:
Investment Team	Senior Member (Length of Service with Fund)	Title
Developed Fixed Income Team	James Donaldson (since inception in 2025)	Portfolio Manager, Developed Fixed Income Team, GMO
Developed Fixed Income Team	Rachna Ramachandran (since inception in 2025)	Portfolio Manager, Developed Fixed Income Team, GMO